FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

November 13, 2003

QUEST VENTURES INC.

(Exact name of registrant as specified in its chapter)

WYOMING                                         0-33299                                            06-1616453

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation

File Number)

Identification No.)

83 Halls Road, Old Lyme, Connecticut       06371

(Address of principal executive offices)

(Zip Code)

(860) 434 - 5535

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

On October 28th, 2003, the Registrant announced that it effected the share consolidation of its common stock on the basis of one new share for every four old shares and changed its name from "iQuest Networks Inc." to "Quest Ventures Inc.", effective October 28th, 2003.

The Registrant also advised that, effective October 28th, 2003, the Registrant's listing was transferred from the TSX Venture Exchange to the NEX, a new board of the TSX Venture Exchange, due to the Registrant's failure to maintain the requirements for a TSX Venture Exchange Tier 3 company in accordance with TSX Venture Exchange Policy 2.5.  Accordingly, the Registrant's tier classification will change from Tier 3 to NEX and the filing and service office will change from Toronto to NEX and the Registrant will be subject to restrictions on share issuances and certain types of payments as set out in the NEX policies.

Item 7. Financial Statements and Exhibits.

Exhibit 3.1

Articles of Amendment

Exhibit 20.1

Notice to Shareholders and Letter of Transmittal

Exhibit 99.1

News Release dated October 28, 2003.

Exhibit 99.2

Form 53-901F - Material Change Report dated October 28, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST VENTURES INC.

Date :

November 13, 2003

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Secretary

Exhibit 3.1

Secretary of State

State of Wyoming

FILED:  10/28/2003

The Capitol

CID:  1998-00333600

Cheyenne, WY 82002-0020

WY Secretary of State

ARTICLES OF AMENDMENT

Doc. ID:  2003-00456881

(BY SHAREHOLDERS)

1.

The name of the corporation is: iQuest Networks Inc.

2.

Article 1 is amended as follows:

The name of the corporation is Quest Ventures Inc.

3.

After a consolidation of shares, Articles 9 and 10 are amended as follows:

Article 9 is amended as follows:

The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares

Class

Series

Par Value per Share

25,000,000

Common

N/A

Nil

Article 10 is deleted in its entirety.

4.

After an increase in the authorized capital of the Company, Article 9 is amended as follows:

The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

Number of Shares

Class

Series

Par Value per Share

100,000,000

Common

N/A

Nil

5.

The amendments were adopted on July 30, 2003, by the shareholders.

6.

The designation, number of outstanding shares, number of votes entitled to be cast by the voting group entitled to vote separately on the amendments were 10,100,494 common shares.  The number of votes of the voting group indisputably represented at the meeting was 6,369,578.

7.

The total number of undisputed votes cast for all amendments by the voting group was 6,369,578.

8.

The number of votes cast for the amendment by the voting group was sufficient for approval by that voting group.

Date:

October 27, 2003

Signed:

/s/ Anton J. Drescher

Title:

Secretary/Director

Exhibit 20.1

QUEST VENTURES INC.

(formerly “iQuest Networks Inc.”)

(the "Company")

October 29, 2003

NOTICE TO SHAREHOLDERS:

As contemplated in our Notice of Meeting and other proxy-related material mailed to shareholders in connection with our annual general meeting held on July 30th, 2003 and pursuant to our News Release dated July 30th, 2003, the shareholders approved a reverse stock split of the Company's shares by consolidating the common shares on the basis of one post-consolidation share for four pre-consolidation shares, a subsequent increase in the authorized share capital and a change of name of the Company from “iQuest Networks Inc.” to “Quest Ventures Inc.”.

The Secretary of State for the State of Wyoming has accepted the Articles of Amendment reflecting the reverse stock split, a subsequent increase in the authorized share capital and the change of name to "Quest Ventures Inc.".

Shareholders of the Company are entitled to shares in the new name of the Company on the basis of one common share under the new name of the Company for each four common shares of the Company issued under its former name.

Although your present shareholdings remain valid, in the event that you wish to surrender your present share certificate(s) in exchange for a new share certificate(s) in the new name of the Company on a post-consolidation basis, please complete the enclosed Letter of Transmittal and either present it in person or forward it by registered mail, together with your present share certificate(s) to the Company's registrar and transfer agent, Pacific Corporate Trust Company, for registration in exchange for share certificates under the new name of the Company.   However, your present share certificates remain valid.

Share certificates should be delivered to the offices of Pacific Corporate Trust Company at its office at 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8.

Please read carefully the Explanatory Notes included in the Letter of Transmittal.  Shareholders forwarding share certificates to Pacific Corporate Trust Company are advised, for their own protection, to do so by registered mail.

Shareholders who hold stock in "street form" may register such shares with Pacific Corporate Trust Company or contact their bank or stockbroker to ensure that they receive a new share certificate(s) evidencing the number of shares owned and registered in the new name of the Company.

The shares of the Company commenced trading under its new name on the NEX, effective October 28th, 2003, under the trading symbol “QVI.H”.

QUEST VENTURES INC.

/s/ Anton J. Drescher

Anton J. Drescher,

Secretary

LETTER OF TRANSMITTAL

TO:

Pacific Corporate Trust Company

10th Floor – 625 Howe Street

Vancouver, BC

V6C 3B8

The undersigned hereby delivers to you the following share certificate(s) for shares in the name of iQuest Networks Inc., now known as Quest Ventures Inc. (the "Company").

Certificate No.	Name in which Registered	Number of Shares

TOTAL SHARES:

(Attach list if insufficient space)

The shares represented by the above certificate(s) are hereby surrendered in exchange for shares as issued under the Company's new name, Quest Ventures Inc., on the basis of one share under the new name for every four shares of the Company issued under its former name and hereby surrendered.

You are hereby authorized and directed to issue new certificate(s) of the Company, namely in the name and address shown below:

PLEASE PRINT CLEARLY

(Mr.) (Mrs.) (Miss) (Ms.) (First Name) (Last Name)

(Street and Number) (City) (Province) (Postal Code)
DATED this day of , 20__.

(Signature of Shareholder)

- # -

EXPLANATORY NOTES

DELIVERY OF CERTIFICATE(S)

The method of delivery of share certificates of Quest Ventures Inc. to Pacific Corporate Trust Company is at the option and risk of the holder, but if mail is available and used, registered mail is suggested.  Delivery of the new share certificate(s) will be effected only when this Letter of Transmittal, the certificate(s) described therein and other necessary documents are actually received by Pacific Corporate Trust Company.

CERTIFICATES WHICH MUST BE ENDORSED

If you request that the certificate(s) be registered in a name or names other than that shown on the face of the certificate(s) surrendered, such certificate(s) must be properly endorsed in the place provided on the back thereof and the signature must be guaranteed by a Canadian Chartered Bank, or an eligible guarantor/institution with membership in an approved signature guarantee medallion program or in some other manner satisfactory to Pacific Corporate Trust Company.

CERTIFICATES NOT TO BE ENDORSED

Certificates need not be endorsed if the new certificates are requested in the same name as that shown on the face of the certificates surrendered.

CHARGE FOR NEW CERTIFICATE(S)

Each registered shareholder of Quest Ventures Inc. is entitled, without charge, to have issued to him one certificate under the Company's new name of Quest Ventures Inc. for each certificate surrendered by him, whether or not the new certificate is to be issued in the same name as that shown on the certificate surrendered.  However, a fee of $4.25 will be charged for each additional certificate required.

FRACTIONS

No fractions will be issued.  Fractions of one-half or more will be rounded off to the next nearest full share.

#

Exhibit 99.1

QUEST VENTURES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 74836Q107

NEX Trading Symbol:  QVI.H

Shares Outstanding 2,525,048

Vancouver, British Columbia, October 28, 2003  – Quest Ventures Inc. (NEX: QVI.H)

The Company wishes to advise that, in accordance with the TSX Venture Exchange Policy 2.5, it has not maintained the requirements for a TSX Venture Exchange Tier 3 company.  Therefore, effective October 28, 2003, the Company’s listing will transfer to the NEX, the Company’s tier classification will change from Tier 3 to NEX and the filing and service office will change from Toronto to NEX.

As at October 28, 2003, the Company is subject to restrictions on share issuances and certain types of payments as set out in the NEX policies.

In conjunction with the above the Company effected a one (1) new share for four (4) old shares consolidation of its authorized share capital of 100,000,000 common shares without par value, of which 10,100,494 common shares are issued and outstanding, into 25,000,000 common shares without par value, of which 2,525,048 common shares will be issued and outstanding, and to subsequently increase the authorized share capital to 100,000,000 common shares without par value, of which 2,525,048 common shares will be issued and outstanding.  At the time of the share consolidation the Company effected a name change from “iQuest Networks Inc.” (CUSIP No. 46264V 10 5) to “Quest Ventures Inc.” (CUSIP No. 74836Q 10 7).

Dated at Vancouver, British Columbia this 28th day of October, 2003.

ON BEHALF OF THE BOARD OF

QUEST VENTURES INC.

“ANTON  J. (TONY) DRESCHER”

ANTON J. DRESCHER

Director

About Jackalope Audio, Inc.

Jackalope Audio is a music portal for the music enthusiast.  Jackalope Audio allows members to purchase CD’s and videos, research their favorite artists, purchase concert tickets and music memorabilia, chat with other members on its Jackalope Audio message board, and much more.  The core of Jackalope Audio is a technology that creates a network of individual users who make their pre-recorded music selections available to others in the network via the Internet. Unlike some highly publicized music sharing systems that download music files, Jackalope Audio lets users create a list of their favorite selections and then stream these selections from other network members without actually downloading or copying the music files. The streaming is done over the Internet via a proprietary, secure, encrypted framework that allows full enjoyment of a wide variety of music selections whenever the user wishes while preventing unauthorized, and now unnecessary, downloading of the music files.  Jackalope Audio is a wholly owned subsidiary of Quest Ventures Inc.  For more information, please visit www.JackalopeAudio.com .

About Quest Ventures Inc.

Quest Ventures actively helps high-tech start-up companies bring their enabling technologies to market by providing the necessary capital; industry, marketing and strategic expertise; and other consultative services they need to succeed.  Quest Ventures Inc. is a U.S. company, established in 2000, with offices in Vancouver, British Columbia and Old Lyme, Connecticut.  For more information, please visit www.iquestnetworks.com

Quest Ventures Inc.     Corporate Headquarters Office : 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782 ; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the NEX: QVI.H CUSIP 74836Q107 . For more information contact Anton J. Drescher, Telephone (604) 685 – 1017 Facsimile (604) 685 – 5777.

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

#

Exhibit 99.2

FORM 53-901F

SECURITIES ACT

MATERIAL CHANGE REPORT

Item 1.  Reporting Issuer

QUEST VENTURES INC.

(the “Company”)

201B, 83 Halls Road

Old Lyme, CT  06371

860.434.5355

Item 2.  Date of Material Change

October 28, 2003

Item 3.  Press Release

Date of Issuance:

October 28, 2003

Place of Issuance:

Vancouver, British Columbia

Item 4.  Summary of Material Change

At an annual meeting of shareholders held on July 30th, 2003, the shareholders approved a special resolution to change the name of the Company from “iQuest Networks Inc.” to “Quest Ventures Inc.", an alteration of the share capital of the Company by way of a reverse stock split by consolidating all of the currently authorized share capital on a one new for four old basis, resulting in an authorized share capital of 25,000,000 shares without par value, of which 2,525,048 common shares will be issued and outstanding and to approve a subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company to 100,000,000 common shares, of which 2,525,048 common shares will be issued and outstanding.

The Company, in accordance with the TSX Venture Exchange Policy 2.5, has not maintained the requirements for a TSX Venture Exchange Tier 3 company.  Therefore, effective October 28, 2003, the Company’s listing will transfer to the NEX, the Company’s tier classification will change from Tier 3 to NEX and the filing and service office will change from Toronto to NEX.

As at October 28, 2003, the Company is subject to restrictions on share issuances and certain types of payments as set out in the NEX policies.

Item 5.  Full Description of Material Change

The Company advises that at an annual meeting of shareholders held on Wednesday, July 30th, 2003, the shareholders approved a change of the Company’s name from “iQuest Networks Inc.” to “Quest Ventures Inc.”

The shareholders also approved an alteration of the share capital of the Company by way of a reverse stock split by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 10,100,494 common shares are issued and outstanding, on a one new for four old basis, resulting in an authorized share capital of 25,000,000 shares without par value, of which 2,525,048 common shares will be issued and outstanding.

The shareholders subsequently approved subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 25,000,000 common shares without par value to 100,000,000 common shares, of which 2,525,048 common shares will be issued and outstanding.

The Company, in accordance with the TSX Venture Exchange Policy 2.5, has not maintained the requirements for a TSX Venture Exchange Tier 3 company.  Therefore, effective October 28, 2003, the Company’s listing will transfer to the NEX, the Company’s tier classification will change from Tier 3 to NEX and the filing and service office will change from Toronto to NEX.

As at October 28, 2003, the Company is subject to restrictions on share issuances and certain types of payments as set out in the NEX policies.

Item 6.  Reliance on section 85(2) of the Act

Not applicable.

Item 7.  Omitted Information

Not applicable.

Item 8.  Senior Officers

For further information contact:

Mr. Anton J. Drescher, Secretary

Tel:  604.685.1017

Item 9.  Statement of Senior Officer

The foregoing accurately discloses the material change referred to herein.

DATED at Vancouver, British Columbia this 28th day of October, 2003.

QUEST VENTURES INC.

Per:

    /s/ “Anton J. Drescher”

(Authorized Signatory)

Anton J. Drescher, Secretary

(Print Name and Title)